UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2008

PANOLAM INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-78569	52-2064043
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Progress Drive, Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (203) 925-1556

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2008, Mr. Stephen C. Feuring, Vice President of Marketing and Sales of the Company, was terminated without cause.  In connection with the termination, Mr. Feuring will receive payments and benefits under the terms of the previously disclosed Employment Agreement described in the Company’s 2007 Form 10-K filed on March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANOLAM INDUSTRIES INTERNATIONAL, INC.

By:	/s/ Vincent S. Miceli
Vincent S. Miceli
Vice President and Chief Financial Officer

Date: December 15, 2008